SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2021

IVANHOE CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39845	98-1567584
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1177 Avenue of the Americas

5th Floor

New York, NY 10036

(Address of principal executive offices, including zip code)

(646) 452-7037

Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	IVAN.U	The New York Stock Exchange
Class A Ordinary Shares included as part of the units	IVAN	The New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	IVAN WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Ivanhoe Capital Acquisition Corp. (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K for the initial public offering date of January 11, 2021 (the “First Amendment”), as originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 15, 2021 (the “Original Form 8-K”) to amend and restate the Company’s audited balance sheet and accompanying footnotes as of January 11, 2021 (the “IPO Balance Sheet”) as further described below.

This First Amendment on Form 8-K/A is presented as of the filing date of the Original Form 8-K and does not reflect events occurring after that date, or modify or update disclosures in any way other than as required to reflect the restatement as described below. Accordingly, this First Amendment on Form 8-K/A should be read in conjunction with our filings with the SEC subsequent to the date on which we filed the Original Form 8-K.

The Company is filing this First Amendment on Form 8-K/A to reflect a restatement of the Company’s IPO Balance Sheet, to (i) reclassify a portion of its public shares from permanent equity to temporary equity and (ii) to account for its outstanding warrants to purchase its Class A ordinary shares sold in the IPO (as defined below) and Private Placement (as defined below) as derivative liabilities, in each case as further described below.

Background of Restatement

The Company has reevaluated the Company’s application of ASC 480-10-S99-3A to its accounting classification of the redeemable Class A ordinary shares par value $0.0001 per share (the “Public Shares”), issued as part of the units sold in the Company’s IPO on January 11, 2021. Historically, a portion of the Public Shares were classified as permanent equity to maintain stockholders’ equity greater than $5 million on the basis that the Company will not redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001, as described in the Company’s amended and restated memorandum and articles of association. Previously, the Company did not consider redeemable shares classified as temporary equity as part of net tangible assets. Effective with the filing on November 30, 2021 with the SEC of its Amendment No. 1 (“Amendment No. 1”) to the Quarterly Report on Form 10-Q as of and for the period ended September 30, 2021, the Company revised this interpretation to include temporary equity in net tangible assets. Pursuant to such reevaluation, the Company’s management has determined that the Public Shares include certain provisions that require classification of all of the Public Shares as temporary equity.

On November 24, 2021, the Company’s management and the audit committee of the Company’s board of directors (the “Audit Committee”) concluded that the Company’s previously issued (i) audited balance sheet as of January 11, 2021 (the "Post IPO Balance Sheet"), included in the Original Form 8-K, filed with the SEC on January 15, 2021; (ii) unaudited condensed financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, filed with the SEC on June 14, 2021; and (iii) unaudited condensed consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021, filed with the SEC on August 23, 2021 (collectively, the “Affected Periods”), should be restated to report all Public Shares as temporary equity and should no longer be relied upon. Upon further evaluation, the Company has determined that a restatement of the Post IPO Balance Sheet should be filed in an amended Current Report on Form 8-K/A.

As such, the Company is restating the IPO Balance Sheet in this First Amendment on Form 8-K/A and restating its financial statements for the Affected Periods in a second amended Quarterly Report on Form 10-Q/A for the quarterly period ended September 30, 2021 filed on December 21, 2021 (the “Form 10-Q/A”).

The restated IPO Balance Sheet included in this First Amendment on Form 8-K/A incorporates the adjustments to the IPO Balance Sheet relating to the accounting for the Company’s warrants as derivative liabilities instead of as components of equity included in Note 2 to the interim financial statements as of, and for the three months ended, March 31, 2021, filed with the SEC on Form 10-Q on June 14, 2021.

The restatement does not have an impact on the Company’s cash position and cash held in the trust account established in connection with the IPO.

The financial statements and related financial information that was included in the Original Form 8-K is superseded by the financial information in this Form 8-K/A, and the financial statements and related financial information contained in the Original Form 8-K should no longer be relied upon. On November 26, 2021, the Company filed a Current Report on Form 8-K disclosing the Audit Committee’s conclusion that the IPO Balance Sheet should no longer be relied upon.

This First Amendment on Form 8-K/A sets forth the Original Form 8-K in its entirety, as amended to reflect the restatement.

The following item has been amended as a result of the restatement:

Exhibit No. 99.1, “Audited Balance Sheet as of January 11, 2021”

Refer to Note 2, Restatement of Previously Issued Financial Statement of this Form 8-K/A for additional information and for the summary of the accounting impacts of these adjustments to the Company’s balance sheet as of January 11, 2021.

The Company previously identified a material weakness in internal controls related to the accounting for warrants issued in connection with its IPO. As a result of the restatement described in this First Amendment on Form 8-K/A, the Company has concluded there was a material weakness in the Company's internal control over financial reporting at the time the abovementioned financial statement was issued, and its disclosure controls and procedures were not effective at the time the abovementioned financial statement was issued.  For a discussion of management’s consideration of our disclosure controls and procedures, internal controls over financial reporting, and the material weaknesses identified, see Part I, Item 4, “Controls and Procedures” of the Form 10-Q/A.

Item 8.01	Other Events

On January 11, 2021, the Company consummated its initial public offering (“IPO”) of 27,600,000 units (the “Units”), including the issuance of 3,600,000 Units as a result of the underwriters’ exercise of their over-allotment option in full. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A ordinary shares”), and one-third of one redeemable warrant of the Company (each, a “Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A ordinary share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $276,000,000.

On January 11, 2021, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 5,013,333 warrants (the “Private Placement Warrants”) to Ivanhoe Capital Sponsor LLC at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $7,520,000.

A total of $276,000,000, comprised of $270,480,000 of the proceeds from the IPO (which amount includes $9,660,000 of the underwriters’ deferred discount) and $5,520,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of January 11, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet, as of January 11, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2021	IVANHOE CAPITAL ACQUISITION CORP.

	By:	/s/ Gary Gartner
Name: Gary Gartner
Title: Chief Financial Officer